Exhibit 99.1

ALLETE Enters Agreement to be Acquired by a Partnership Led by Canada Pension Plan Investment Board and Global Infrastructure Partners to Advance ‘Sustainability-in-Action’ Strategy

•Positions ALLETE to Execute Clean-Energy Future for Customers, Communities and Employees as a Private Company

•ALLETE to Remain Locally Managed and Operated with Headquarters in Duluth, Minnesota

•Agreement Contains Meaningful Commitments to Retain ALLETE’s Workforce and Maintain Compensation Levels and Benefits Programs

•Utilities Minnesota Power and Superior Water, Light and Power to Continue Being Regulated by Minnesota Public Utilities Commission (MPUC) and Public Service Commission of Wisconsin (PSCW)

•Union Agreements to be Honored

•Shareholders to Receive $67.00 Per Share in Cash

DULUTH, Minn.— May 6, 2024 — ALLETE, Inc. (NYSE: ALE) and a partnership led by Canada Pension Plan Investment Board (“CPP Investments”) and Global Infrastructure Partners (“GIP”), (the “partnership”), today jointly announced that they have entered into a definitive agreement under which the partnership will acquire ALLETE for $67.00 per share in cash, or $6.2 billion including the assumption of debt.

ALLETE is a leading energy company and provider of safe, reliable, and competitively priced energy with a national footprint. Together, ALLETE and its family of companies, which includes regulated utilities and renewable energy companies, are focused on driving the clean-energy transition by expanding renewables, reducing carbon, enhancing grid resiliency, and driving innovation.

“Our ‘Sustainability-in-Action' strategy has secured ALLETE’s place as a clean-energy leader. Through this transaction with CPP Investments and GIP, we will have access to the capital we need while keeping our customers, communities and co-workers at the forefront of all that we do, with continuity of our day-to-day operations, strategy and shared purpose and values,” said ALLETE Chair, President, and Chief Executive Officer Bethany Owen. “CPP Investments and GIP have a successful track record of long-term partnerships with infrastructure businesses, and they recognize the important role our ALLETE companies serve in our communities as well as our nation’s energy future. Together, we will continue to invest in the clean-energy transition and build on our 100 plus-year history of providing safe, reliable, affordable energy to our customers."

CPP Investments and GIP are premier, well-resourced infrastructure investors at a global scale with deep industry expertise and long-term outlooks. Together, they bring over four decades of experience investing in large-scale infrastructure businesses across sectors to support sustainable, long-term growth. Both CPP Investments and GIP pride themselves on their responsible investment approach, which is centered on delivering value to their organizations and the communities in which they operate.

Owen continued, “Our ‘Sustainability-in-Action' strategy will require focused execution and significant capital. Transitioning to a private company with these strong partners will not only limit our exposure to volatile financial markets, it also will ensure ALLETE has access to the significant capital needed for our planned investments now

ALLETE, Inc. • 30 West Superior Street, Duluth, Minnesota 55802 www.allete.com

Exhibit 99.1

and over the long term. Importantly, CPP Investments and GIP are aligned with ALLETE’s values of safety, integrity, planet and people. They also recognize the importance of our employees and our ties to the communities we serve and in which we operate. To that end, we are proud to remain locally managed as we enter this next chapter as committed as ever to our customers, our communities and our employees. I look forward to all we will achieve together.”

“ALLETE’s management team has done an excellent job leading the company toward a truly sustainable clean-energy future. Together with GIP, we look forward to bringing our sector expertise and long-term capital to support ALLETE’s strong management team as they continue to deliver safe, reliable, affordable energy services to their customers,” said James Bryce, Managing Director and Global Head of Infrastructure, CPP Investments. “ALLETE is at the forefront of the clean energy transition and we are thrilled to support the delivery of the company’s ‘Sustainability-in-Action’ strategy, which we believe will generate substantial value both for ALLETE’s customers and CPP contributors and beneficiaries.”

“We are excited to work with Bethany Owen and the full ALLETE team as they continue to supply affordable and reliable energy services,” said Bayo Ogunlesi, GIP’s Chairman and Chief Executive Officer. “GIP, alongside CPP Investments, look forward to partnering to provide ALLETE with additional capital so they can continue to decarbonize their business to benefit the customers and communities they serve. Bringing together ALLETE, with its demonstrated commitment to clean energy, with GIP, one of the world’s premier developers of renewable power, furthers our commitment to serve growing market needs for affordable, carbon-free and more secure sources of energy.”

Commitment to Employees, Customers and Communities

Under the terms of the merger agreement governing the proposed transaction, several commitments have been made by CPP Investments and GIP to align with ALLETE’s shared purpose, culture and values, including:

•Retaining Workforce: The agreement provides commitments with respect to workforce retention, as well as maintaining compensation levels and benefits programs. The agreement also honors union contracts including our strong partnership with the International Brotherhood of Electrical Workers.

•Maintaining Current Headquarters and Leadership: ALLETE’s Minnesota Power and Superior Water, Light and Power (SWL&P) will continue as independently operated, locally managed, regulated utilities. Bethany Owen will continue as Chief Executive Officer, and the current management team will continue to lead ALLETE and remain as the primary points of contact for customers, regulators and other stakeholders. ALLETE will continue to be headquartered in Duluth, Minnesota.

•Contributing to Community: ALLETE and its family of businesses and the Minnesota Power Foundation will continue to make economic and charitable contributions in its service territories to support vibrant and sustainable communities, close opportunity gaps, and help people of all ages live with purpose and passion. ALLETE will continue to invest corporate resources and employee volunteer hours to help build thriving communities.

In addition, the transaction will support existing commitments made by ALLETE such as:

•ALLETE’s Clean-Energy Goals: All ALLETE companies will remain committed to advancing a clean-energy future, through solar, wind, storage and transmission infrastructure and achieving carbon-free goals of the respective states in which the companies operate.

•Retail or Municipal Rates for Utility Customers: Following the close of the acquisition, Minnesota Power and SWL&P will continue to be regulated by the Minnesota Public Utilities Commission (MPUC), the Public Service Commission of Wisconsin (PSCW) and the Federal Energy Regulatory Commission (FERC). The acquisition is not expected to impact retail or municipal rates for utility customers.

ALLETE, Inc. • 30 West Superior Street, Duluth, Minnesota 55802 www.allete.com

Exhibit 99.1

Terms, Approvals and Timing

In connection with the merger, CPP Investments and GIP will acquire all of the outstanding common shares of ALLETE for $67.00 per share in cash representing an enterprise value of approximately $6.2 billion, including ALLETE’s net debt. This represents a premium of approximately 19.1% to ALLETE’s closing share price on December 4, 2023, the date prior to a media article reporting that ALLETE was exploring a sale. The consideration also represents a 22.1% premium to the 30-day volume weighted average share price prior to that date.

The acquisition was unanimously approved by ALLETE’s Board of Directors and is expected to close in mid-2025, subject to the approval of ALLETE’s shareholders, the receipt of regulatory approvals, including by the MPUC, PSCW and FERC, and other customary closing conditions. Dividends payable to ALLETE shareholders are expected to continue in the ordinary course until the closing, subject to approval by ALLETE’s Board of Directors. Upon completion of the acquisition, ALLETE’s shares will no longer trade on the New York Stock Exchange, and ALLETE will become a private company.

Advisors

J.P. Morgan Securities LLC is acting as lead financial advisor and provided a fairness opinion to ALLETE, and Houlihan Lokey Capital, Inc. also provided a fairness opinion to ALLETE. Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to ALLETE.

Cancellation of First Quarter 2024 Earnings Conference Call

ALLETE will release its financial results for the first quarter as scheduled before the stock markets open on Thursday, May 9, 2024. In light of the announced transaction with CPP Investments and GIP, ALLETE will be cancelling its scheduled earnings conference call.

Additional Resources

Additional information and stakeholder resources are also available on ALLETE’s dedicated transaction website at www.ALLETEforward.com.

About ALLETE, Inc.

ALLETE, Inc. is an energy company headquartered in Duluth, Minnesota. ALLETE’s largest business unit, Minnesota Power, is an electric utility which serves 150,000 residents, 14 municipalities, and some of the nation’s largest industrial customers. In addition to Minnesota Power, ALLETE owns Superior Water, Light and Power, based in Superior, Wisconsin, ALLETE Clean Energy, based in Duluth; BNI Energy in Bismarck, N.D.; and New Energy Equity, headquartered in Annapolis, Maryland; and has an 8% equity interest in the American Transmission Co. More information about ALLETE is available at www.allete.com. ALE-CORP

ALLETE calculates and reports carbon emissions based on the GHG Protocol. Details in ALLETE’s Corporate Sustainability Report

ALLETE, Inc. • 30 West Superior Street, Duluth, Minnesota 55802 www.allete.com

Exhibit 99.1

About CPP Investments

Canada Pension Plan Investment Board (CPP Investments™) is a professional investment management organization that manages the Fund in the best interest of the more than 22 million contributors and beneficiaries of the Canada Pension Plan. In order to build diversified portfolios of assets, investments are made around the world in public equities, private equities, real estate, infrastructure and fixed income. Headquartered in Toronto, with offices in Hong Kong, London, Luxembourg, Mumbai, New York City, San Francisco, São Paulo and Sydney, CPP Investments is governed and managed independently of the Canada Pension Plan and at arm’s length from governments. At December 31, 2023, the Fund totaled C$590.8 billion. For more information, please visit www.cppinvestments.com or follow us on LinkedIn, Instagram or on X @CPPInvestments.

About Global Infrastructure Partners (GIP)

Global Infrastructure Partners (GIP) is a leading infrastructure investor that specializes in investing in, owning and operating some of the largest and most complex assets across the energy, transport, digital infrastructure and water and waste management sectors. With decarbonization central to our investment thesis, we are well positioned to support the global energy transition. Headquartered in New York, GIP has offices in Brisbane, Dallas, Hong Kong, London, Melbourne, Mumbai, Singapore, Stamford and Sydney.

GIP has approximately $112 billion in assets under management. Our portfolio companies have combined annual revenues of approximately $73 billion and employ over 115,000 people. We believe that our focus on real infrastructure assets, combined with our deep proprietary origination network and comprehensive operational expertise, enables us to be responsible stewards of our investors' capital and to create positive economic impact for communities. For more information, visit www.global-infra.com.

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, ALLETE, Inc. (“ALLETE”) expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). ALLETE also may file other documents with the SEC regarding the merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors are or will be able to obtain such documents (if and when available) free of charge at http://www.sec.gov, the SEC’s website, or from ALLETE’s website (http://www.investor.allete.com).

Participants in the Solicitation

ALLETE and its directors, executive officers, other members of management, and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding ALLETE’s directors and executive officers is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 of ALLETE, which was filed with the SEC on February 20, 2024 and (ii) the “Item No. 1 – Election of Directors,” “Compensation Discussion and Analysis,” and “Ownership of ALLETE Common Stock” sections in the definitive proxy statement for the 2024 annual meeting of shareholders of ALLETE, which was filed with the SEC on March 28, 2024. To the extent the holdings of ALLETE’s securities by ALLETE’s directors and executive officers have changed since the amounts set forth in the proxy statement for its 2024 annual meeting of shareholders, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials relating

ALLETE, Inc. • 30 West Superior Street, Duluth, Minnesota 55802 www.allete.com

Exhibit 99.1

to the merger when they are filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition of ALLETE, shareholder and regulatory approvals, the expected timetable for completing the proposed transaction and any other statements regarding ALLETE’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of ALLETE’s shareholders; the timing to consummate the proposed transaction; the risk that the conditions to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; and the diversion of management’s time on transaction-related issues.

When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “target,” “could,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “may,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause ALLETE’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in ALLETE’s Form 10-K for the year ended December 31, 2023 and in subsequently filed Forms 10-Q and 8-K, and in any other SEC filings made by ALLETE. These risks should not be considered a complete statement of all potential risks and uncertainty, and will be discussed more fully, along with other risks associated with the proposed transaction, in the proxy statement to be filed with the SEC in connection with the proposed transaction. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date hereof, and ALLETE does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by applicable law.

ALLETE Contacts

Investor Contact:
Vince Meyer
Director - Investor Relations & Treasury
218-723-3952
vmeyer@allete.com

Media Contact:
Amy Rutledge
Director - Corporate Communications
218-723-7400
arutledge@allete.com

CPP Investments Contact:

ALLETE, Inc. • 30 West Superior Street, Duluth, Minnesota 55802 www.allete.com

Exhibit 99.1

Asher Levine
Managing Director, Corporate Communications
alevine@cppib.com

Global Infrastructure Partners (GIP) Contact:
Mustafa Riffat
Managing Director & Global Head of Communications
mustafa.riffat@global-infra.com

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ALLETE, Inc. • 30 West Superior Street, Duluth, Minnesota 55802 www.allete.com